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                                                                   EXHIBIT 24.01

                                POWER OF ATTORNEY

     WHEREAS, OGE ENERGY CORP., an Oklahoma corporation (herein referred to as the "Company") is to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the issuance and sale of up to $130 million of its common stock and principal amount of its debt securities; and

     WHEREAS, each of the undersigned holds the office or offices in the Company herein below set forth opposite his or her name, respectively.

     NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Steven E. Moore and James R. Hatfield and each of them individually, his or her attorney, with full power to act for him or her and in his or her name, place and stead, to sign his or her name in the capacity or capacities set forth below to the Form S-3 Registration Statement relating to the issuance and sale of up to $130 million of the Company's common stock and principal amount of debt securities and to any and all amendments (including post-effective amendments) to such Registration Statement, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 15th day of January, 2003.

Steven E. Moore, Director and Principal
   Executive Officer                             /s/ Steven E. Moore
                                                 ---------------------------

Herbert H. Champlin, Director                    /s/ Herbert H. Champlin
                                                 ---------------------------

Luke R. Corbett, Director                        /s/ Luke R. Corbett
                                                 ---------------------------

William E. Durrett, Director                     /s/ William E. Durrett
                                                 ---------------------------

Martha W. Griffin, Director                      /s/ Martha W. Griffin
                                                 ---------------------------

John D. Groendyke, Director                      /s/ John D. Groendyke
                                                 ---------------------------

Hugh L. Hembree, III, Director                   /s/ Hugh L. Hembree
                                                 ---------------------------

Robert Kelley, Director                          /s/ Robert Kelley
                                                 ---------------------------

Ronald H. White, M.D., Director                  /s/ Ronald H. White
                                                 ---------------------------

J. D. Williams, Director                         /s/ J.D. Williams
                                                 ---------------------------

James R. Hatfield, Principal Financial Officer   /s/ James R. Hatfield
                                                 ---------------------------

Donald R. Rowlett, Principal Accounting
   Officer                                       /s/ Donald R. Rowlett
                                                 ---------------------------

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STATE OF OKLAHOMA  )
                   ) SS
COUNTY OF OKLAHOMA )

     On the date indicated above, before me, Shirley Kay Phinney, Notary Public in and for said County and State, personally appeared the above named directors and officers of OGE ENERGY CORP., an Oklahoma corporation, and known to me to be the persons whose names are subscribed to the foregoing instrument, and they severally acknowledged to me that they executed the same as their own free act and deed.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the 15th day of January, 2003.


                                            /s/ Shirley Kay Phinney
                                            -----------------------
                                            By: Shirley Kay Phinney
                                                Notary Public

My commission expires
March 7, 2006
02002776